SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the registrant [X]
      Filed by a party other than the registrant [ ]

      Check the appropriate box:

      [ ] Preliminary proxy statement              [ ] Confidential, for Use of
      [X] Definitive proxy statement                   the Commission Only
      [ ] Definitive additional materials              (as permitted by Rule
      [ ] Soliciting material pursuant to
          Rule 14a-11(c) or Rule 14a-12
          14a-6 (e)(2))

                          DCC COMPACT CLASSICS, INC.
               (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

      [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)
          (2).
      [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).
      [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4)and
          0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transactions apply:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date Filed:

                                PROXY STATEMENT

                          DCC COMPACT CLASSICS, INC.

                         9301 Jordan Avenue, Suite 105
                         Chatsworth, California 91311

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on August 30, 1996

TO THE HOLDERS OF THE COMMON STOCK:

      PLEASE TAKE NOTICE that the 1996 Annual Meeting of Shareholders of DCC Compact Classics, Inc., a Colorado corporation (the "Company"), will be held at 9301 Jordan Avenue, Suite 105, Chatsworth, California 91311 on August 30, 1996, 1996, at 8:00 A.M., Pacific Time, or at any and all adjournments thereof, for the following purposes:

      1. To elect three directors to the Board of Directors until the next annual meeting of stockholders of the Company and until their successors have been elected and qualified;

      2.    To adopt the 1995 Stock Option Plan;

      3.    The ratification of the appointment of independent auditors; and

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Proxy Statement dated August 5, 1996 is attached.

The Board of Directors has fixed the close of business on July 30, 1996 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

The financial statements of the Company for the fiscal year ended December 31, 1995 are contained in the Annual Report on Form 10-KSB and is available to shareholders upon request to the Company at the Company's corporate offices. The Annual Report does not form any part of the material for the solicitation of proxies.

Shareholders who do not expect to be present at the meeting are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States.

                                    BY ORDER OF THE BOARD OF DIRECTORS,

                                    /S/ MARCIA MCGOVERN
                                    ------------------------------

                                    MARCIA MCGOVERN, SECRETARY

Northridge, California
August 5, 1996

THIS IS AN IMPORTANT MEETING, AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT THEIR EARLIEST CONVENIENCE. PROMPTNESS IN RETURNING THE EXECUTED PROXY CARD WILL BE APPRECIATED. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                          DCC COMPACT CLASSICS, INC.

                         9301 Jordan Avenue, Suite 105
                         Chatsworth, California 91311

                                PROXY STATEMENT

                                      FOR

                        ANNUAL MEETING OF SHAREHOLDERS

      The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of DCC Compact Classics, Inc., a Colorado corporation (the "Company"), of proxies for use at the 1996 Annual Meeting of Shareholders ("Annual Meeting") to be held at 9301 Jordan Avenue, Suite 105, Chatsworth, California 91311 on Friday, August 30, 1996 at 8:00 A.M., Pacific Time, or at any and all adjournments thereof. The telephone number of the Company is
(818)993-8822. The cost of this solicitation will be borne by the Company. Directors, officers and employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 1994 is being mailed together with this Proxy Statement and form of Proxy. The date of mailing of this Proxy Statement and form of Proxy is approximately August 30, 1996.

                      OUTSTANDING STOCK AND VOTING RIGHTS

      In accordance with the By-Laws of the Company, the Board of Directors has fixed the close of business on July 30, 1996 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record on that date, on which the transfer books of the Company remained open, will be entitled to vote. A shareholder who submits a proxy on the accompanying form has the power to revoke it by notice of revocation directed to the proxy holders of the Company at any time before it is voted. Unless authority is withheld in writing, proxies which are properly executed will be voted for the proposals thereon. Although a shareholder may have given a proxy, such shareholder may nevertheless attend the meeting, revoke the proxy and vote in person. The affirmative vote of a plurality of the shares of Common Stock present or represented at the meeting is required to elect the directors. Ratification of appointment of the Company's auditors will require the affirmative vote of a majority of the shares of the Company's Common Stock voting at the Annual Meeting in person or by proxy.

      As of July 30, 1996, the record date for determining the shareholders of the Company entitled to vote at the Annual Meeting, approximately six million six hundred ninety-six thousand seven hundred twenty-five (6,696,725) shares of the Common Stock of the Company, $.005 par value ("Common Stock"), were issued and outstanding. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock as of the record date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum and have the effect of a negative vote on the ratification of the appointment of the Company's independent auditors. Abstentions and broker non-votes have no effect for the election of directors.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth Common Stock ownership information as of July 30, 1996, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director of the Company and (iii) all directors and officers of the Company as a group. As of July 30, 1996, there were six million six hundred ninety-six thousand seven hundred twenty-five (6,696,725) shares of Common Stock issued and outstanding. This information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 9301 Jordan Avenue, Suite 105, Chatsworth, California 91311.

                                             Shares
                                           Beneficially         Percent of
      Name                                   Owned(1)            Class(2)
      ----                                   --------            --------


Marshall Blonstein(3)                        2,200,000             32.9%
Samuel Passamano(4)                             50,000              0%
Robert Siner(5)                                  -0-                0%
All officers and directors
  as a group (3 persons)(6)                  2,250,000             33.6%


(1) Unless otherwise provided, represents shares for which the beneficial owner has sole voting and investment power.

(2) The percentage of class is calculated assuming that the beneficial owner has exercised any options or other rights to subscribe which are currently exercisable within sixty (60) days and that no other options or rights or warrants to subscribe have been exercised by anyone else.

(3) Mr. Blonstein is President and Chief Executive Officer of the Company. Includes 600,000 shares issuable to Mr. Blonstein upon exercise of options granted to him pursuant to authorization by the Company's Board of Directors.

(4) Mr. Passamano is Senior Vice President, General Manager and a Director of the Company.

(5)   Mr. Siner is a Director of the Company.

(6)   See footnotes 3, 4 and 5.

                             ELECTION OF DIRECTORS

      The Board of Directors is responsible for the overall affairs of the Company. The names of the nominees, their principal occupations and the year in which they became Directors, are set forth below. Each Director is elected for a period of one year at the Company's annual meeting of shareholders. Executive officers are elected annually and, except to the extent governed by employment contracts, serve at the discretion of the Board of Directors.

                            NOMINEES FOR ELECTION

                                    Director

      Name                                Age          Since
      ----                                ---          -----

Marshall Blonstein                         52           1986

Samuel Passamano                           41           1996

Robert Siner                               54           1996

      MARSHALL BLONSTEIN is a founder of the Company and has been President, Chief Executive Officer and a director of the Company since 1986. Between 1981 and 1986, Mr. Blonstein was President of Morada Records, Inc., Los Angeles, California, which he co-founded. Mr. Blonstein also served as President of Islands Record Los Angeles, California between 1979 and 1981 and was co-founder and general manager of Ode Records Los Angeles, California between 1970 and 1979.

      SAMUEL PASSAMANO has been Senior Vice President/General Manager of the Company since July, 1996. Mr. Passamano held the position of Senior Vice President/Sales & Marketing between March 1996 and June 1996. Between January 1995 and March 1996, Mr. Passamano was Vice President of Sales. Mr. Passamano purchased Uncle Jim O'Neal, Rural Rhythm Records and Sage Brush Music Publishing Company in 1987, and established Uncle Jim's in the 1990's as a leader in Country and Bluegrass direct mail and catalog sales business, and Rural Rhythm as a major international Bluegrass and Country Catalog Music label. Prior to the purchase in 1987, Mr. Passamano and Dr. Art Ulene, the NBC TODAY Show's "Family Physician", formed Feeling Fine Programs, Inc., a multimedia publishing company, in which Mr. Passamano served as Executive Vice President/Chief Operation Officer. Prior to forming Feeling Fine Programs, Inc., Mr. Passamano was Director of Marketing for MCA Records, Inc. for six (6) years.

      ROBERT SINER has been a Director of the Company since January, 1996. Mr. Siner is the President and Chief Executive Officer of Marquee Music, Inc., a company of Spencer Entertainment, Inc., formed in 1995. Mr. Siner was recruited in 1971 by MCA Records, Inc., where he served in such positions as Advertising Director, Media Director, Vice President of Advertising and Merchandising, Vice President of Marketing, Executive Vice President and President. Mr. Siner served as President of MCA Records, Inc. for more than seven (7) years.

     In May of 1995, an audit committee and a compensation committee was established. During 1995, the Board of Directors held no meetings.

     It is not anticipated that any directors who are not otherwise employed by the Company will receive an annual fee for serving as directors. Directors will be reimbursed for reasonable expenses incurred in connection with their attendance at meetings. There are no family relationships among the Company's executive officers and directors.

     All duly submitted and unrevoked Proxies will be voted FOR the Board's nominees, except where authorization so to vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board, or, if none is so designated, to vote for the persons in accordance with their judgment. Proxies cannot be voted for the election of more than four persons to the Board.

                            EXECUTIVE COMPENSATION

     Total cash compensation paid to all executive officers as a group for services provided to the Company in all capacities during the fiscal year ended December 31, 1995 aggregated to $220,000. Set forth below is summary compensation table in the tabular format specified in the applicable rules of the Securities and Exchange Commission with respect to all executive officers of the Company or any of its subsidiaries who received total salary and bonus which exceeded $100,000 during the periods reflected.

                          SUMMARY COMPENSATION TABLE



                                                Other                                       All
Name and                                        Annual   Restricted                        Other
Principal                                       Compen-  Stock      Options/     LTIP      Compen-
Position             Year    Salary     Bonus   Sation*  Award(s)   Sars(#)      Payouts   Sation
- --------             ----    ------     -----   -------  ---------  --------     -------   ------
Marshall Blonstein   1995   $160,000  $      0  $  5,952     0          0
Chairman of Board    1994   $150,000  $100,000  $  5,952     0          0           0         0
and President        1993   $150,000  $  2,000  $  5,952     0          0           0         0
Deknar Costello      1994                                    0          0           0         0
Vice President       1993   $110,000  $  5,000  $  4,200     0          0           0         0


1     The amount represents a portion of the amount due to Mr.
      Blonstein upon the sale of the Company's Shelter Label division. Mr. Blonstein was entitled to receive $275,000, but waived all but $200,000 of the amount due to him.

EMPLOYMENT AGREEMENTS

     The Company entered into an Employment Agreement dated as of February 1, 1996 (the "Agreement") with Mr. Marshall Blonstein, the Company's President and Chief Executive Officer, pursuant to which Mr. Blonstein agreed to serve in such capacities. The Agreement covers a four-year term concluding on January 31, 2000, during which term Mr. Blonstein is entitled to receive a salary of $170,000 during each of the four years. The Company has also agreed to pay Mr. Blonstein a $50,000 signing bonus. Additionally, Mr. Blonstein is also granted an option to purchase 300,000 shares of the Company's Common Stock at the price of $0.20 per share.

     The Company has also agreed to provide Mr. Blonstein with an automobile, reasonably insured, to be used primarily for business purposes, and has agreed to pay all reasonable expenses connected with Mr. Blonstein's automobile. Mr. Blonstein shall also receive term insurance coverage with a minimum value of $250,000 pursuant to which the beneficiaries are Beverly Blonstein or Mr. Blonstein's estate, as Mr. Blonstein may designate. Mr. Blonstein may also receive bonuses from time to time awarded by the Company based on the quality and extent of services rendered. In the event of Mr. Blonstein's death during the term of the Agreement, Mr. Blonstein's spouse or heirs are entitled to receive Mr. Blonstein's monthly salary for a period of 18 months following the month in which he becomes deceased. The Company will also pay an additional $5,000 to Mr. Blonstein's spouse or heirs within 90 days following the death of Mr. Blonstein.

     The Company is further obligated to pay to Mr. Blonstein, in the event of a change of control of the Company or termination of Mr. Blonstein's employment, other than for death or cause, the remaining compensation due to him through the balance of the term of the Agreement or twice Mr. Blonstein's current annual salary, whichever amount is greater.

              AGGREGATED OPTION/SAR EXERCISED IN 1995 FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                                   Value of
                                                 Number of       Unexercised
                                                Unexercised      In-the-Money
                                                Option/SARs      Option/SARs
                       Shares                  at FY-End (#)      at FY-End
                    Acquired on      Value     Exercisable/      Exercisable/
      Name            Exercise     Realized    Unexercisable     Unexercisable
      ----            --------     --------    -------------     -------------

Marshall Blonstein       -             -          600,000            None



TRANSACTIONS WITH MANAGEMENT

     In 1993, the Company formed a California General Partnership with Romance Alive Audio, Inc ("RAAI"), a California corporation that is 100% owned by the wife of Marshall Blonstein, the Company's President and Chief Executive Officer. Under the terms of the Partnership, the Company and RAAI share profits on a 70%/30% basis. To date,the Company has provided all of the working capital for the partnership. As of September 30, 1995, the capital contributions made by the Company totaled $309,017.

     RAAI is acting as the Partnership's Managing Partner, providing the time and expertise required to handle the day-to-day operations of the Partnership. In 1994, as Managing Partner, RAAI was paid compensation of $17,500 for the services provided. Beginning in January 1, 1996, RAAI, as Managing Partner, is entitled to compensation of 6% of gross revenues.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS SET FORTH ABOVE.

                PROPOSAL RELATING TO THE 1995 STOCK OPTION PLAN

     On December 15, 1995, the Board of Directors adopted, subject to the approval by the stockholders, a stock option plan called the "1995 Stock Option Plan." A copy of the 1995 Stock Option Plan is available without charge to shareholders upon request at the corporate offices of the Company. Stockholders will be asked at the meeting to vote on a proposal to adopt the Plan. The following summary describes features of the Plan. This summary is qualified in its entirety by reference to the specific provisions of the Plan.

     The Board of Directors have determined that the Plan will work to increase the employees', consultants' and non-employee directors' proprietary interest in the Company and to align more closely their interests with the interests of the Company's stockholders. The Plan will also maintain the Company's ability to attract and retain the services of experienced and highly qualified employees and non-employee directors. The Board of Directors believes that the Plan is in the Company's best interests and therefore recommends adoption of the Plan on essentially the terms and conditions as are set forth below.

     Under the Plan, the Company has reserved an aggregate of 5,000,000 shares of Common Stock for issuance pursuant to options granted under the Plan ("Plan Options"). The Board of Directors or Compensation Committee of the Board of Directors (the "Committee") of the Company administers the Plan including, without limitation, the selection of the persons who will be granted Plan Options under the Plan, the type of Plan Options to be granted, the number of shares subject to each Plan Option and the Plan Option price.

     Plan Options granted under the Plan may either be options qualifying as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not so qualify ("Non-Qualified Options"). In addition, the Plan also allows for the inclusion of a reload option provision ("Reload Option"), which permits an eligible person to pay the exercise price of the Plan Option with shares of Common Stock owned by the eligible person and receive a new Plan Option to purchase shares of Common Stock equal in number to the tendered shares. Any Incentive Option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any Incentive Option granted to an eligible employee owning more than 10% of the Company's Common Stock must be at least 110% of such fair market value as determined on the date of the grant. The term of each Plan Option and the manner in which it may be exercised is determined by the Board of the Directors or the Committee, provided that no Plan Option may be exercisable more than 10 years after the date of its grant and, in the case of an Incentive Option granted to an eligible employee owning more than 10% of the Company's Common Stock, no more than five years after the date of the grant.

     The exercise price of Non-Qualified Options shall be determined by the Board of Directors or the Committee.

     The per share purchase price of shares subject to Plan Options granted under the Plan may be adjusted in the event of certain changes in the Company's capitalization, but any such adjustment shall not change the total purchase price payable upon the exercise in full of Plan Options granted under the Plan.

     Officers, directors, key employees and consultants of the Company and its subsidiaries are eligible to receive Non-Qualified Options under the Plan. Only officers, directors and employees of the Company who are employed by the Company or by any subsidiary thereof are eligible to receive Incentive Options.

     All Plan Options are nonassignable and nontransferable, except by will or by the laws of descent and distribution, and during the lifetime of the optionee, may be exercised only by such optionee. If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, or if an optionee is not an employee of the Company but is a member of the Company's Board of Directors and his service as a director is terminated for any reason, other than death or disability, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date or 30 days following the date of termination. If the optionee dies during the term of his employment, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the Plan Option or the date one year following the date of the optionee's death. If the optionee is permanently and totally disabled within the meaning of Section 22(c)(3) of the Internal Revenue Code of 1986, the Plan Option granted to him lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of such disability.

     The Board of Directors or Committee may amend, suspend or terminate the Plan at any time, except that no amendment shall be made which (i) increases the total number of shares subject to the Plan or changes the minimum purchase price therefor (except in either case in the event of adjustments due to changes in the Company's capitalization), (ii) affects outstanding Plan Options or any exercise right thereunder, (iii) extends the term of any Plan Option beyond ten years, or (iv) extends the termination date of the Plan. Unless the Plan shall theretofore have been suspended or terminated by the Board of Directors, the Plan shall terminate on June 30, 2006. Any such termination of the Plan shall not affect the validity of any Plan Options previously granted thereunder.

     The following discussion is based on federal income tax laws and regulations in effect on March 31, 1996. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of state, local or foreign tax laws which may be applicable. Accordingly, any person receiving a grant under the Plan should consult with his own tax adviser.

     An employee granted an Incentive Stock Option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of Common Stock received upon exercise of the Incentive Stock Option over the Option exercise price is an item of tax preference under Section 57(a)(3) of the Code and may be subject to the alternative minimum tax imposed by Section 55 of the Code. Upon disposition of stock acquired on exercise of an Incentive Stock Option, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the Incentive Stock Option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the Incentive Stock Option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an Incentive Stock Option) without complying with both of these holding period requirements ("Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Stock Option is exercised (the value six months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him to suit under Section 16(b) of the Securities Exchange Act of
1934) or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the Incentive Stock Option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the Incentive Stock Option is exercised, it may be necessary for the employee to amend his return to eliminate the tax preference item previously reported). The Company and its subsidiary are not entitled to a tax deduction upon either exercise of an Incentive Stock Option or disposition of stock acquired pursuant to such an exercise, except to the extent that the Option holder recognized ordinary income in a Disqualifying Disposition.

     In respect to the holder of Non-Qualified Options, the option holder does not recognize taxable income on the date of the grant of the Non-Qualified Option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the

Common Stock on the date of exercise. However, if the holder of Non-Qualified Options is subject to the restrictions on resale of Common Stock under Section 16 of the Securities Exchange Act of 1944, such person generally recognizes ordinary income at the end of the six-month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the Common Stock at the end of the six-month period. Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by the Company in the year that income is recognized.

     There have been no Plan Options granted to date.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE 1995 STOCK OPTION PLAN SET FORTH ABOVE.

                     APPOINTMENT OF THE COMPANY'S AUDITORS

     The appointment of Hurley and Company, as independent auditors of the Company for the fiscal year ended December 31, 1995 will be ratified.

     Although the Board of Directors of the Company is submitting the appointment of Henson and Company for shareholder approval, it reserves the right to change the selection of Henson and Company as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after shareholder approval. Representatives of Henson and Company are not expected to be present at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF HENSON & COMPANY AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1995.

                        INTEREST OF CERTAIN PERSONS IN
                    OPPOSITION TO MATTERS TO BE ACTED UPON

     The Company is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                 OTHER MATTERS

     Management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                SHAREHOLDERS' PROPOSALS TO BE PRESENTED AT THE
                 COMPANY'S NEXT ANNUAL MEETING OF SHAREHOLDERS

     Shareholder proposals intended to be presented at the 1996 Annual Meeting of Shareholders of the Company must be received by the Company, at its principal executive offices not later than December 31, 1996, for inclusion in the Proxy Statement and Proxy relating to the 1996 Annual Meeting of Shareholders.

                   AVAILABILITY OF FORM 10-KSB ANNUAL REPORT

     Copies of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995, and including related exhibits as filed with the Securities and Exchange Commission, are available without charge to shareholders upon request to Ms. Marcia McGovern, Secretary, DCC Compact Classics, Inc., 9301 Jordan Avenue, Suite 105, Chatsworth, California 91311.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /S/ MARCIA MCGOVERN
                              -------------------

                              Marcia McGovern, Secretary

Northridge, California
August 5, 1996

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

                           DCC COMPACT CLASSICS, INC.

           PROXY -- ANNUAL MEETING OF SHAREHOLDERS -- AUGUST 30, 1996

The undersigned, revoking all previous proxies, hereby appoint(s) Marshall Blonstein as Proxy, with full power of substitution, to represent and to vote all Common Stock of DCC Compact Classics, Inc. Owned by the undersigned at the Annual Meeting of Shareholders to be held in northridge, california on friday, august 30, 1996, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

1.    ELECTION OF DIRECTORS.

      MARSHALL BLONSTEIN  SAMUEL PASSAMANO   ROBERT SINER.

      [ ]   FOR ALL NOMINEES LISTED (Except as specified here: _______)

            OR

      [ ]   WITHHOLDING AUTHORITY to vote for all nominees listed above

2.    PROPOSAL TO ADOPT THE COMPANY'S 1995 STOCK OPTION PLAN.

            [ ]  FOR    [ ]  AGAINST      [ ]  ABSTAIN

3.    PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS.

            [ ]  FOR    [ ]  AGAINST      [ ]  ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3.

Dated: ______________, 1996
                                          ________________________________
                                          (Signature)


                                          ________________________________
                                          (Signature)

where there is more than one owner, each should sign. when signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. if executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

             PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.



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